UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23575

KKR Real Estate Select Trust Inc.

(Exact name of registrant as specified in charter)

30 Hudson Yards, New York, NY 10001

(Address of principal executive offices) (Zip code)

Lori Hoffman, Esq.

Megan Gaul

KKR Registered Advisor LLC

30 Hudson Yards

New York, NY 10001

(Name and address of agent for service)

Copies to:

Rajib Chanda, Esq.

Benjamin C. Wells, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Registrant’s telephone number, including area code: (212) 750-8300

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

KKR Real Estate Select Trust Inc.

Semi-Annual Report

June 30, 2023 (Unaudited)

KKR Real Estate Select Trust Inc. (the “Fund”) publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT, and the reports for the last month in each quarter are made publicly available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, will be available (i) without charge, upon request, by calling 855-844-8655; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S DIRECTORS

The Fund’s Statement of Additional Information includes information about the Fund’s Directors and is available without charge, upon request, by calling 855-844-8655 and by visiting the Commission’s website at www.sec.gov.

August 2023

Dear KREST Shareholders,

Thank you for your support of KKR Real Estate Select Trust Inc. (“KREST” or the “Fund”). In today’s complex and evolving market environment, KREST has continued to deliver on its goal of providing investors with access to the potential benefits of income-oriented real estate equity and credit in a single fund. We established KREST with three complementary strategy pillars – stabilized real estate, prime single tenant, and real estate credit –that we believed would create a well-balanced portfolio that provides investors with access to tax-advantaged income,growth potential, and downside protection, as well as a level of inflation hedging through a wide range of market environments. Since inception, the Fund has delivered an 11.90% annualized net total return (Class I) and an annualized net distribution rate of 5.41% (Class I) as of June 30, 2023.[1] At 100% return of capital (“ROC”)[2] for tax purposes, this represents an approximately 8.6% tax-equivalent net yield.

Performance as of June 30, 2023[1] 5.41% Net Distribution Rate (Class I) 11.90% ITD Net Total Return (Class I) (2.58%) YTD Net Total Return (Class I)

While property-level performance remains strong across the portfolio, changes in valuation assumptions have resulted in wider exit capitalization rates and discount rates across KREST’s real estate equity portfolio, weighing on KREST’s short-term performance for the first half of 2023. The Fund’s emphasis on real estate credit has offset some of the impact of wider exit capitalization rates and discount rates on overall performance, while supporting the Fund’s ability to continue to deliver consistent, tax-efficient income to shareholders.

As market conditions continue to evolve and we move past the impact of higher interest rates and elevated inflation, we remain focused on optimizing the Fund’s portfolio across high-quality, income-oriented real estate equity and credit investments. We continue to have strong conviction in our portfolio construction, which currently focuses on real estate credit (27% of KREST’s Total Investments as of June 30, 2023), contractual cash flows (46% of KREST’s Total Investments as of June 30, 2023) backed by creditworthy tenants and sponsors, high-quality, well-located real estate, and favorable real estate fundamentals supporting our investments and themes. To that end, the Fund’s current industrial rents present a 25%+ mark-to-market opportunity, as high quality, well-located industrial space continues to attract tenant demand. We expect this income upside to be realized as leases expire. The Fund has no near-term loan maturities, and 100% of asset-level financing is fixed or hedged, helping to mitigate any adverse impacts from rising interest rates.

Importantly, KREST also maintains a robust and multifaceted liquidity position, representing 35% of net asset value (“NAV”) as of June 30, 2023.3 We believe this liquidity position should enable the Fund to provide a level of liquidity to investors of up to 5% of NAV through quarterly repurchases going forward, while also positioning the Fund to capitalize on new investment opportunities that arise.

KREST’s flexible strategy and diligent focus on portfolio construction allows us to pivot towards what we believe are the best available risk-adjusted opportunities in the real estate markets. Our immediate focus is on adding real estate credit investments to our portfolio, selectively increasing international exposure to markets like Japan, and over the next several months taking advantage of dislocated U.S. equity opportunities, as stress in the debt markets unlocks attractive assets with currently over-levered capital structures.

As of June 30, 2023, unless otherwise noted. Past performance is not indicative of future results. There can be no assurance that KREST will achieve its investment objective or avoid losses. Please refer to definitions and important disclosures in the Glossary of Terms. Performance figures are for Class I shares unless otherwise indicated.

KREST | Letter to Shareholders	1

August 2023

We believe credit investments represent some of the best available risk-reward opportunities in real estate markets, and, over the last 18 months, we have invested nearly $500 million in floating-rate real estate credit positions that generate low double-digit yields at average pricing of SOFR + 567 basis points and are backed by high quality real estate collateral, strong sponsorship, and downside protection in the form of structural seniority. Most recently, KREST added credit positions backed by diversified industrial portfolios and strong sponsorship.

We believe KREST is well-positioned for today’s market environment as we seek to continue to deliver upon our objectives for our shareholders. We appreciate your continued trust and are excited to build upon KREST’s results as we expand our portfolio and seek to continue to deliver high-quality and resilient, tax-efficient income.

Sincerely,

Ralph Rosenberg	Billy Butcher	Julia Butler
Chairman of the Board	Chief Executive Officer & President	Chief Investment Officer

As of June 30, 2023, unless otherwise noted. Past performance is not indicative of future results. There can be no assurance that KREST will achieve its investment objective or avoid losses. Please refer to definitions and important disclosures in the Glossary of Terms. Performance figures are for Class I shares unless otherwise indicated.

KREST | Letter to Shareholders	2

August 2023

KREST Portfolio Summary

as of June 30, 2023

Fund Statistics	$1.5 billion	$1.5 billion		0%
	Total Assets (GAAP)	Net Asset Value		Fund-Level Gross Leverage

Real Estate Metrics	$3.5 billion	83 Total Properties	98% Occupancy Rate	49%
	Gross Property Value			Combined Net Leverage
	(inc. unconsolidated subsidiaries)			(inc. unconsolidated subsidiaries)

Performance Summary as of June 30, 20231

Share Class	Net Distribution Rate	1-Month	YTD 2023	2022	ITD	NAV per Share

Class I	5.41%	(0.96%)	(2.58%)	8.32%	11.90%	$28.85

Class U (No Sales Load)	4.55%	(1.03%)	(2.99%)	7.42%	8.52%	$28.85

Class S (No Sales Load)	4.55%	(1.03%)	(2.99%)	N/A *	(5.22%)	$28.85

*Full-year 2022 performance is not applicable for Class S shares, which have an inception date of September 9, 2022.

Notes:

All figures are approximate and as of June 30, 2023, unless otherwise indicated. The terms “we”, “us” and “our” refer to KREST with reference to portfolio and performance data. In all other instances, including with respect to current and forward-looking views and opinions of the market and KREST’s portfolio and performance positioning,

As of June 30, 2023, unless otherwise noted. Past performance is not indicative of future results. There can be no assurance that KREST will achieve its investment objective or avoid losses. Please refer to definitions and important disclosures in the Glossary of Terms. Performance figures are for Class I shares unless otherwise indicated.

KREST | Letter to Shareholders	3

August 2023

as well as the experience of KREST’s management team, these terms refer to KREST’s adviser, KKR Registered Advisor LLC, which is part of the real estate group of Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”), a leading global investment firm.

Certain information contained in this material constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction” or the negative versions of these words or other comparable words thereof. These may include KREST’s financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements with respect to acquisitions, statements regarding future performance, and statements regarding identified but not yet closed acquisitions. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. KREST believes these factors also include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and this report, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report (or KREST’s prospectus and other filings). Except as otherwise required by federal securities laws, KREST undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

1. The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if investments decline in value. Diversification of portfolio holdings does not assure a profit or protect against loss in a declining market. The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), and is not intended to be a complete investment program. Past performance does not guarantee future results. There can be no guarantee that current trends will continue. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost and current performance may be lower or higher than the performance data quoted. Class I performance information is presented above; please refer to www.krest.reit/performance for additional performance information, including performance details for Class U and Class S shares.

2. Return of capital (“ROC”) distributions are distributions in excess of current or accumulated earnings and profits as determined for U.S. tax purposes. Such distributions are not taxable to an investor to the extent they do not exceed the investor’s tax basis in its shares. Rather, the ROC distribution reduces an investor’s tax basis in the year the distribution is received, and generally defers taxes on that portion of the distribution until the investor’s stock is sold via redemption. To the extent that a ROC exceeds an investor’s tax basis, it generally will be taxable as capital gain. Such gain will be long-term capital gain if the investor has held its shares for more than one year. There is no guarantee future income will be treated as ROC for U.S. tax purposes. Stockholders will be informed of the tax characteristics of the distributions after the close of the 2023 fiscal year.

3. Represents assets such as cash, cash-equivalents and liquid securities, as well as committed and unfunded credit facility capacity.

Glossary of Terms

Gross Property Value: Represents real estate and other assets held by KREST’s unconsolidated subsidiaries, including any portion not owned by the Fund. As of June 30, 2023, the Fund’s economic interest in such joint ventures ranges from 50.5% to 99.5%. For financial reporting purposes, KREST includes the fair value of its equity interests in these subsidiaries in its total assets. As of June 30, 2023, the estimated fair value of the Fund’s net equity interest in these subsidiaries is approximately $1.06 billion.

As of June 30, 2023, unless otherwise noted. Past performance is not indicative of future results. There can be no assurance that KREST will achieve its investment objective or avoid losses. Please refer to definitions and important disclosures in the Glossary of Terms. Performance figures are for Class I shares unless otherwise indicated.

KREST | Letter to Shareholders	4

August 2023

Annualized ITD Net Return: Performance since inception through date indicated. Class I inception date is July 2, 2020; Class U inception date is June 30, 2021; Class D inception date is March 4, 2022; Class S inception date is September 9, 2022. On May 11, 2023, KREST’s outstanding Class D shares were converted to Class I shares; as of June 30, 2023, there are no outstanding Class D shares. ITD performance number is annualized if time period is longer than one year. Reflects the percentage change in NAV per share plus the applicable distributions per share for the applicable period. Assumes the reinvestment of distributions pursuant to the Fund’s distribution reinvestment plan. Past performance is historical and not a guarantee of future results.

Net Distribution Rate: Reflects the annualized monthly dividend for June 2023 divided by the month-end NAV for the respective share class. KREST intends to make distributions necessary to maintain its qualification as a real estate investment trust. However, there is no assurance that we will pay distributions in any particular amount, if at all. Any distributions we make will be at the discretion of our board of directors. KREST may pay distributions from sources other than cash flow from operations, including without limitations, the sale of assets, borrowings, return of capital or offering proceeds. For the 12 months ended December 31, 2022, 96% of KREST’s distributions were funded through adjusted funds from operations (“AFFO”). The Fund defines AFFO as the increase in net assets applicable to common stockholders from operations (calculated in accordance with GAAP), excluding (i) the change in net unrealized (appreciation) depreciation of investments, (ii) amortization premium (accretion of discount) on real estate securities, (iii) amortization of deferred origination fees on real estate loans, (iv) amortization of deferred financing costs, (v) management and incentive fees paid in shares of the Fund and (vi) realized and including undistributed income attributable to the Fund’s unconsolidated subsidiaries. This statement is not an indication of the tax treatment of any KREST distributions. Stockholders will be informed of the tax characteristics of any distributions after the close of KREST’s fiscal year. As of June 30, 2023, the Class I net distribution rate is 5.41%, the Class U net distribution rate is 4.55%, and the Class S net distribution rate is 4.55%. On May 11, 2023, KREST’s outstanding Class D shares were converted to Class I shares; as of June 30, 2023, there are no outstanding Class D shares.

Fund-Level Gross Leverage: Refers only to borrowings made by the Fund and its consolidated subsidiaries. The Fund may employ leverage in the form of loans, preferred stock, reverse repurchase agreements and/or other instruments. As of June 30, 2023, KREST had no borrowings outstanding under its credit facility and no Fund-level leverage outstanding.

Combined Net Leverage is a calculation provided to illustrate the combined leverage of the Fund and the Weighted Average LTV of the Fund’s unconsolidated subsidiaries. It is calculated as the ratio of i) the Fund’s borrowings, less cash and subscription proceeds receivable, plus the Equity-Weighted Unconsolidated Debt of the Fund’s investments divided by ii) the Fund’s total assets plus the Equity-Weighted Unconsolidated Debt of the Fund’s investments.

Equity-Weighted Unconsolidated Debt is a measure of the non-recourse property level financing of the Fund’s investments weighted by the Fund’s equity exposure in such investments, calculated as the Fund’s total investments divided by one minus the Weighted Average LTV, with the result then multiplied by the Weighted Average LTV.

Weighted Average LTV means the loan-to-value ratio of each of the Fund’s investments (whether consolidated or unconsolidated) averaged with a weighting based on the value of the Fund’s equity in each such investment.

Properties and Occupancy are reported based on the equity portion of the KREST portfolio. Excludes equity investment deposits and Real Estate Credit, which includes private real estate debt, including securities, and preferred equity. Property count excludes single family rental homes. Occupancy excludes single family rental homes that have been acquired and/or renovated, as applicable, within 3 months or less.

As of June 30, 2023, unless otherwise noted. Past performance is not indicative of future results. There can be no assurance that KREST will achieve its investment objective or avoid losses. Please refer to definitions and important disclosures in the Glossary of Terms. Performance figures are for Class I shares unless otherwise indicated.

KREST | Letter to Shareholders	5

Consolidated Schedule of Investments (Unaudited)

		Value
Real Estate Equity (a)(b) —70.7%
Industrial - AIP-PMR 3-Pack		$95,823,182
Industrial - Almaville Rd		6,072,826
Industrial - Charleston		33,114,805
Industrial - Lakemont Blvd		5,921,571
Industrial - Lambert Farms		33,501,115
Industrial - MB Parts Korea DC		41,916,066
Industrial - Rickenbacker Logistics Park		34,869,528
Industrial - S. 500 Whitestown		15,681,864
Industrial - Veterans Point		46,834,574
Medical Office - Southeastern Portfolio I		72,889,515
Prime ST - 300 Pine		82,375,592
Prime ST - El Camino Real (c)		23,103,240
Prime ST - HQ @ First		182,789,239
Residential - 80 Dekalb		63,133,111
Residential - Main Line 4-Pack		45,992,305
Residential - National Portfolio 1a		5,480,145
Residential - National Portfolio 1b		119,370,367
Residential - Presidential City		81,829,737
Residential - The Beach House Apartments		36,036,130
Residential - Tokyo Multifamily Portfolio I		37,586,083

Total Real Estate Equity (Cost — $1,039,946,148)		1,064,320,995

	Principal Amount
Real Estate Debt — 26.1%
Investments in Real Estate Loans —4.2%
Chicago NEMA, 13.159% (US LIBOR + 8.100%), 8/26/2026 (a)(d)	$65,000,000	62,673,026

Total Investments in Real Estate Loans (Cost — $64,514,302)		62,673,026

Real Estate Securities —21.9%

Commercial Mortgage-backed Securities —21.9%
BX Commercial Mortgage Trust 2021-XL2 J, 9.083% (US LIBOR + 3.890%), 10/15/2038 (d)(e)	34,747,214	32,447,900
BX Commercial Mortgage Trust 2022-LP2, 9.253% (SOFR + 4.106%), 2/15/2039 (a)(d)(e)	4,641,950	4,422,809
BX Trust 2022-GPA C, 8.360% (SOFR + 3.213%), 10/15/2039 (d)(e)	25,000,000	24,914,315
BX Trust 2022-GPA D, 9.208% (SOFR + 4.061%), 10/15/2039 (d)(e)	38,500,000	38,249,561
BX Trust 2022-GPA HRR, 10.555% (SOFR + 5.408%), 10/15/2039 (a)(d)	56,700,000	56,521,565
BXSC Commercial Mortgage Trust 2022-WSS G, 11.472% (SOFR + 6.325%), 3/15/2035 (d)(e)	50,000,000	48,760,535
JPMCC 2022-ACB G, 10.567% (SOFR + 5.500%), 3/15/2039 (d)(e)	10,000,000	9,638,580
JPMCC 2022-ACBI HRR, 12.067% (SOFR + 7.000%), 3/15/2039 (a)(d)	30,573,000	29,746,734
JPMCC 2022-NXSS C, 8.326% (SOFR + 3.179%), 9/15/2039 (d)(e)	5,900,000	5,887,456
JPMCC 2022-NXSS D, 9.276% (SOFR + 4.129%), 9/15/2039 (d)(e)	6,900,000	6,873,162
JPMCC 2022-OPO F, 6.919%, 1/5/2039 (e)	39,995,000	29,133,974
LAQ Mortgage Trust 2023-LAQ E, 10.334% (SOFR + 5.187%), 3/15/2036 (d)(e)	9,382,931	9,301,554
LAQ Mortgage Trust 2023-LAQ F, 12.081% (SOFR + 6.934%), 3/15/2036 (d)(e)	23,457,327	23,285,676

See accompanying notes to consolidated financial statements.

	Principal Amount	Value
OPG Trust 2021-PORT J, 8.539% (US LIBOR + 3.346%), 10/15/2036 (d)(e)	7,990,112	7,535,793
SLG Office Trust 2021-OVA F, 2.851%, 7/15/2041 (e)	5,260,000	3,609,913

Total Commercial Mortgage-backed Securities (Cost — $345,040,393)		330,329,527

Total Real Estate Debt (Cost — $409,554,695)		393,002,553

Total Investments — 96.8% (Cost — $1,449,500,843)		1,457,323,548

Other Assets in Excess of Liabilities — 3.2%		47,489,104

Total Net Assets Applicable to Common Stockholders — 100.0%		$1,504,812,652

(a)	Level 3 assets (Note 2).

(b)

Affiliated investments. All of the Fund’s investments in real estate equity are joint ventures entered into by one of the Fund’s operating entities and secured by real estate owned by such operating entities. The Fund’s current economic interest in such joint ventures ranges from 50% to 99.5% of the venture. In these arrangements the Fund is subject to shared control arrangements where the consents of both the Fund and the joint venture party are required for all material decisions.

(c)	Formerly referred to as Prime ST - First Republic Center.

(d)	Variable rate investments. Coupon rate, reference index and spread shown at June 30, 2023.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2023 these securities amounted to $244,061,228 or 16.2% of net assets.

At June 30, 2023, the Fund had the following open forward foreign currency contracts:

Currency			Currency		Settlement		Unrealized
Purchased			Sold	Counterparty	Date		Appreciation
USD	29,183,078	KRW	34,377,666,350	SCB	12/07/2026	$	1,602,419
USD	1,183,792	JPY	126,500,000	GSC	12/03/2029		38,706
USD	33,141,478	JPY	3,570,000,000	MBL	12/03/2029		825,601

							$2,466,726

Abbreviations:
GSC	-	Goldman Sachs & Co.
JPMCC	-	J.P. Morgan Chase Commercial Mortgage Securities
JPY	-	Japanese Yen
KRW	-	Korean Won
LIBOR	-	London Interbank Offered Rate
MBL	-	Macquarie Bank Limited
SCB	-	Standard Chartered Bank
SOFR	-	Secured Overnight Financing Rate
USD	-	United States Dollar

See accompanying notes to consolidated financial statements.

Consolidated Statement of Assets and Liabilities (Unaudited)

Assets

Investments, at fair value (cost $1,449,500,843)	$1,457,323,548

Cash	41,900,072

Foreign Currency, at value (cost $131,292)	130,606

Deferred financing costs	1,210,870

Dividend and interest receivable	2,209,324

Due from Adviser	536,867

Forward foreign currency contracts	2,466,726

Other assets	128,156

Receivable for Fund shares sold	7,782,029

Receivable for securities sold	4,771,042

Total Assets	$1,518,459,240

Liabilities

Payable for securities purchased	$4,431,328

Legal fees payable	3,934,585

Distributions payable to Common Stockholders	3,400,091

Distribution and servicing fees payable	722,056

Administration and custody fees payable	333,707

Directors’ fees payable	146,033

Audit and tax fees payable	140,794

Interest payable	2,431

Other accrued expenses	535,563

Total Liabilities	$13,646,588

Net Assets Applicable to Common Stockholders	$1,504,812,652

Net Assets Applicable to Common Stockholders:

Capital stock, $0.001 par value	$52,157

Paid-in capital ($0.001 par value, 500 million shares authorized)	1,431,268,399

Total distributable earnings	73,492,096

Total Net Assets Applicable to Common Stockholders	$1,504,812,652

Net Asset Value Per Share(1):

Class I : Net Asset Value per share ($491,659,858 / 17,040,157 shares outstanding)	$28.85

Class U : Net Asset Value per share ($1,013,061,329 / 35,113,548 shares outstanding)	$28.85

Class S : Net Asset Value per share ($91,465 / 3,170 shares outstanding)	$28.85

Maximum Offering Price Per Share:

Class S (based on $28.85 net asset value per share/100%-3.50% maximum sales charge)(2)	$29.90

(1)	Please refer to Note 6 for a discussion of distribution and servicing fees incurred by each class of shares.
(2)	A maximum sales charge of up to 3.00% of the offering price and a dealer manager fee of 0.50%.

See accompanying notes to consolidated financial statements.

Consolidated Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2023

Investment Income

Dividend income (net of foreign taxes withheld $293,954)	$18,236,214

Interest income	22,438,426

Total Investment Income	40,674,640

Expenses

Advisory fees	9,594,783

Interest expense	1,822,337

Legal fees	2,510,780

Administration and custody fees	638,392

Directors’ fees	321,293

Audit and tax fees	172,386

Transfer agent fees	199,777

Insurance	195,603

Distribution and servicing fees

Class U	4,437,288

Class D	390

Class S	397

Incentive fees	3,635,149

Other expenses	827,337

Total expenses	24,355,912

Less: Expenses reimbursed by the Adviser	(816,856)

Net Expenses	23,539,056

Net Investment Income	17,135,584

Realized and Unrealized Gain (Loss) on Investments

Net Realized Gain (Loss) From:

Investments	(1,046,696)

Foreign currency transactions	2,276

Net Realized Loss	(1,044,420)

Change in Net Unrealized Appreciation (Depreciation) From:

Investments	(62,201,418)

Forward foreign currency contracts	3,687,496

Foreign currency transactions	8,165

Change in Net Unrealized (Depreciation)	(58,505,757)

Net Realized and Unrealized Loss on Investments	(59,550,177)

Decrease in Net Assets Applicable to Common Stockholders from operations	$(42,414,593)

See accompanying notes to consolidated financial statements.

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Year Ended December 31, 2022

Operations:

Net Investment Income	$17,135,584		$33,431,483

Net realized loss	(1,044,420)		(223,208)

Change in net unrealized appreciation (depreciation)	(58,505,757)		12,870,432

Increase (Decrease) in Net Assets Applicable to Common Stockholders from Operations	(42,414,593)		46,078,707

Distributions to Common Stockholders From:

Return of capital	(35,350,131	)(1)	(54,827,024)(2)

Decrease in Net Assets from Distributions to Common Stockholders	(35,350,131)		(54,827,024)

Fund Share Transactions

Net proceeds from sale of shares	122,810,975		926,002,347

Reinvestment of distributions	14,793,193		19,451,096

Cost of shares repurchased through tender offer	(158,855,714)		(43,589,234)

Increase in Net Assets from Fund Share Transactions	(21,251,546)		901,864,209

Increase in Net Assets Applicable to Common Stockholders	(99,016,270)		893,115,892

Net Assets Applicable to Common Stockholders:

Beginning of period	1,603,828,922		710,713,030

End of period	$1,504,812,652		$1,603,828,922

(1)	Stockholders will be informed of the tax characteristics of the distributions after the close of the 2023 fiscal year.
(2)

Taxed as a return of capital. The characterization of the amounts of dividends and distributions of net investment income are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

See accompanying notes to consolidated financial statements.

Consolidated Statement of Cash Flows (Unaudited)

For the Six Months Ended June 30, 2023

Cash Flows from Operating Activities:(1)

Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$(42,414,593)

Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:

Purchases of real estate investments and portfolio securities	(80,161,544)

Proceeds from disposition of real estate investments and portfolio securities	106,096,555

Net accretion and amortization of discount/premium on investment securities	(176,302)

(Increase) decrease in dividends and interest receivable	153,853

(Increase) decrease in receivable for securities sold	(4,771,042)

(Increase) decrease in receivable due from Adviser	2,120,158

(Increase) decrease in receivable for deferred financing costs	1,269,136

(Increase) decrease in other assets	(128,156)

(Increase) decrease in prepaid expenses	314,007

Increase (decrease) in payable for securities purchased	4,431,328

Increase (decrease) in administration and custody fees payable	58,601

Increase (decrease) in due to custodian	(369)

Increase (decrease) in directors’ fees payable	(61)

Increase (decrease) in legal fees payable	1,655,588

Increase (decrease) in interest payable	(2,430)

Increase (decrease) in audit and tax fees payable	(190,068)

Increase (decrease) in organizational costs payable	(26,714)

Increase (decrease) in distribution and servicing fees	7,687

Increase (decrease) in other expenses payable	384,172

Change in net unrealized (appreciation) depreciation on investments	62,201,418

Change in net unrealized (appreciation) depreciation on forward foreign currency contracts	(3,687,496)

Net realized (gain) loss on investment security transactions	1,046,696

Net cash and foreign currency provided by (used in) operating activities	48,180,424

Cash Flows from Financing Activities:

Proceeds from revolving credit facility	120,000,000

Repayment of revolving credit facility	(120,000,000)

Proceeds from sale of common stock	121,015,724

Payment of dividends and distributions to Common Stockholders	(20,771,739)

Payment of shares repurchased through tender offer	(158,855,714)

Net cash and foreign currency provided by (used in) financing activities	(58,611,729)

Net Increase (Decrease) in Cash and Foreign Currency	(10,431,305)

Cash and Foreign Currency:

Beginning of period	52,461,983

End of period	$42,030,678

(1)   Interest expense paid by the Fund was $550,631.

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Period from July 2, 2020(1) to December 31, 2020

Class I Shares

Per Share Operating Performance(2)

Net asset value, beginning of period	$30.39		$29.49		$26.32		$25.00

Income (Loss) from operations:

Net investment income	0.42		1.02		1.37		0.35

Net realized and unrealized gain (loss)	(1.19)		1.44		5.09		0.97

Total income (loss) from operations	(0.77)		2.46		6.46		1.32

Less distributions:	(0.77	)(3)	(1.56	)(4)	(3.29	)(4)	–

Net asset value, end of period	$28.85		$30.39		$29.49		$26.32

Total return(5)	(2.58)%		8.32%		26.06%		5.29%

Ratio to average net assets

Expenses, before waivers(6)	2.60%		3.11%		4.09%		8.35%

Expenses, after waivers(6)	2.49%		2.58%		1.67%		0.50%

Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement(6)	0.50%		0.50%		0.50%		0.50%

Net investment income(6)	2.81%		3.25%		4.91%		3.97%

Supplemental data

Net assets, end of period (000’s)	$491,660		$511,959		$340,123		$88,863

Portfolio turnover rate(5)(7)	5.26%		7.44%		32.00%		0.77%

(1)	Class I Shares commenced operations on July 2, 2020.
(2)	Per share calculations were performed using the average shares outstanding for the period.

(3)	Stockholders will be informed of the tax characteristics of the distributions after the close of the 2023 fiscal year.

(4)	Taxed as a return of capital.

(5)

Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

(6)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees (as applicable) as well as the Expense Limitation Agreement.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Year Ended December 31, 2022		For the Period from July 1, 2021(1) to December 31, 2021

Class U Shares
Per Share Operating Performance(2)

Net asset value, beginning of period	$30.39		$29.49		$26.71

Income (Loss) from operations:

Net investment income	0.29		0.75		0.54

Net realized and unrealized gain (loss)	(1.18)		1.45		2.90

Total income (loss) from operations	(0.89)		2.20		3.44

Less distributions:	(0.65	)(3)	(1.30	)(4)	(0.66	)(4)

Net asset value, end of period	$28.85		$30.39		$29.49

Total return(5)	(2.99)%		7.40%		13.03%

Ratio to average net assets

Expenses, before waivers(6)	3.44%		3.93%		5.10%

Expenses, after waivers(6)	3.34%		3.44%		2.81%

Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement(6)	0.50%		0.50%		0.50%

Net investment income(6)	1.96%		2.39%		3.77%

Supplemental data

Net assets, end of period (000’s)	$1,013,061		$1,091,336		$370,590

Portfolio turnover rate(5)(7)	5.26%		7.44%		32.00%

(1)	Class U Shares commenced operations on July 1, 2021.

(2)	Per share calculations were performed using the average shares outstanding for the period.

(3)	Stockholders will be informed of the tax characteristics of the distributions after the close of the 2023 fiscal year.

(4)	Taxed as a return of capital.

(5)

Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

(6)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees (as applicable) as well as the Expense Limitation Agreement.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Period from September 9, 2022(1) to December 31, 2022

Class S Shares

Per Share Operating Performance(2)

Net asset value, beginning of period	$30.39		$31.50

Income (Loss) from operations:

Net investment income	0.29		0.21

Net realized and unrealized loss	(1.18)		(0.93)

Total income (loss) from operations	(0.89)		(0.72)

Less distributions:	(0.65	)(3)	(0.39	)(4)

Net asset value, end of period	$28.85		$30.39

Total return(5)	(2.99)%		(2.29)%

Ratio to average net assets

Expenses, before waivers(6)	3.45%		4.32%

Expenses, after waivers(6)	3.34%		3.57%

Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement(6)	0.50%		0.50%

Net investment income(6)	1.96%		2.26%

Supplemental data

Net assets, end of period (000’s)	$91		$94

Portfolio turnover rate(5)(7)	5.26%		7.44%

(1)	Class S Shares commenced operations on September 9, 2022.

(2)	Per share calculations were performed using the average shares outstanding for the period.

(3)	Stockholders will be informed of the tax characteristics of the distributions after the close of the 2023 fiscal year.

(4)	Taxed as a return of capital.

(5)

Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

(6)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees (as applicable) as well as the Expense Limitation Agreement.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Notes to Consolidated Financial Statements (Unaudited)

1.  Organization

KKR Real Estate Select Trust Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares of common stock. The Fund is a Maryland corporation and has elected and has qualified, and intends to continue to qualify annually to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s Board of Directors (the “Board”) authorized 500 million shares of $0.001 par value common stock. The Fund’s currently effective registration statement has registered for sale to the public a total of $5,000,000,000 in shares of common stock. The Fund’s primary investment objective is to provide attractive current income with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a portfolio of real estate, including in the form of property investments and real estate-related debt interests and to a lesser extent in traded real estate-related securities.

KKR Registered Advisor LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund entered into an investment advisory agreement (the “Advisory Agreement”) with KKR Registered Advisor LLC on May 18, 2021, following Board approval on July 29, 2020. The Board most recently approved the continuation of the Advisory Agreement for an additional year on November 22, 2022.

As of June 30, 2023, the Fund had the following shares outstanding:

Class I Shares	17,040,157
Class U Shares	35,113,548
Class S Shares	3,170

As of June 30, 2023 and December 31, 2022, respectively, an affiliate of the Adviser owned 7,013,010 and 6,569,427 Class I Shares.

Class I Shares, Class U Shares, Class D Shares and Class S Shares are offered at net asset value (“NAV”) per share, plus in the case of Class S Shares, a maximum sales charge of up to 3.00% of the offering price and a dealer manager fee of 0.50% of the offering price. Certain participating broker-dealers may offer Class S Shares subject to a dealer manager fee of up to 1.50%, provided that the sum of the sales charge and dealer manager fee will not exceed 3.50% of the offering price.

2.  Summary of Significant Accounting Policies

Basis of Presentation — The Fund is considered an investment company as defined in Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies (“ASC 946”). The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), using the specialized guidance in ASC 946, and are stated in United States (“U.S.”) dollars. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these consolidated financial statements. Actual results could differ from those estimates. The Fund owns and plans to continue to own all or substantially all of its property investments through a wholly-owned operating partnership. These financial statements are consolidated financial statements of the Fund and its wholly-owned operating partnership. All intercompany transactions have been eliminated in consolidation.

Valuation of Investments — The Board of the Fund has approved valuation policies and procedures adopted by the Adviser to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to all of the Fund’s investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures that have been approved by the Board. The Board ultimately is responsible for fair value determinations under the 1940 Act and satisfies its responsibility through the oversight of the valuation designee in accordance with Rule 2a-5.

Investments are stated at fair value in a manner consistent with GAAP. Fair value is the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Consolidated Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Adviser recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Adviser does not require that fair value always be a predetermined point in the bid-ask range. The Adviser’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Adviser may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available. Assets and liabilities that are valued using Level 3 of the fair value hierarchy are initially valued at transaction price and are subsequently valued using market data for similar instruments (e.g., recent transactions or broker quotes), comparisons to benchmark derivative indices and valuation models. Valuation models are based on discounted cash flow techniques, for which the key inputs are the amount of expected future cash flows, market yields for such instruments and recovery assumptions. Inputs are determined based on relative value analyses, which incorporate similar instruments from similar issuers.

Independent Valuation Advisor

The Board, including a majority of the independent directors, has appointed an independent valuation advisor (“Independent Valuation Advisor”) to provide valuation services to the Fund in respect of the Fund’s investments in real estate debt (e.g., mortgage loans and mezzanine loans) and real property (e.g., direct investments in real property and interests in private holding vehicles of real property), which do not have readily available market prices. The Independent Valuation Advisor, subject to the oversight of the Adviser in its capacity as valuation designee, and ultimately the Board, is responsible for coordinating third party appraisals of the Fund’s underlying investments in real properties (including investments held through unconsolidated subsidiaries) and providing valuations and appraisals of the Fund’s underlying investments in real properties and debt investments for which there are not reliable readily available market prices.

Private Commercial Real Estate

The Fund’s investments in real estate ventures are valued based on the fair value of the underlying real estate and any related mortgage loans payable. The Adviser expects the primary methodology used to value the Fund’s underlying real properties owned by the Fund’s real estate ventures will be the income approach, whereby value is derived by determining the present value of an asset’s expected stream of future cash flows. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate evidence. Fair value using the income approach is generally assessed at regular intervals and also in response to material, unbudgeted non-recurring income and expense events such as capital expenditures, prepayment penalties, assumption fees, tenant buyouts, lease termination fees and tenant turnover with respect to such property when the Adviser becomes aware of such events and the relevant information is available. Ongoing adjustments to the fair value derived using the income approach are also made to reflect (1) the accrual of income by the Fund’s investment in real estate ventures on the basis of data extracted from the annual budget for such property and (2) the calculated change in fair value resulting from the application of the income approach as of the next regular future valuation date recognized on straight-line basis through such date. Other methodologies that may also be used to value properties include sales comparisons and replacement cost approaches. Under the sales comparison approach, the Independent Valuation Advisor or the third-party appraiser, as applicable, develops an opinion of value by comparing the subject property to similar, recently sold properties in the surrounding or competing area. For portfolios of properties, the sales comparison approach could include a portfolio premium or portfolio discount, as applicable. The replacement cost approach relies on the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

Except for single family rental properties, each asset is appraised by a third-party appraiser other than the Independent Valuation Advisor at least once per year and is valued by the Independent Valuation Advisor (or, in the case of certain assets located outside of the United States, a valuation firm designated by the Independent Valuation Advisor and approved by the Adviser) the remaining months of the year. Single family rental properties that have been acquired leased will be valued by the Independent Valuation Advisor each month following the first 45 days after acquisition. Single family rental properties that have been acquired vacant will be valued at cost until 45 days following the date the property is leased or the later of (a) 45 days following the date the property completes renovations or (b) three months after the acquisition date, and thereafter will be valued by the Independent Valuation Advisor each month.

Commercial Mortgage-backed Securities — Commercial mortgage-backed securities (“CMBS”) are securities backed by obligations (including certificates of participation in obligations) that are principally secured by commercial mortgages on real property or interests therein having a multifamily or commercial use, such as retail, office or industrial properties, hotels, apartments, nursing homes and senior living facilities. CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the trust’s income to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive principal payments only after the more senior classes have received all principal payments to which they are entitled. The credit quality of CMBS depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as principal amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers. The Fund has historically invested a significant portion of its portfolio in CMBS.

The valuations for CMBS are typically the prices supplied by independent third party pricing services, which may use market prices or broker/ dealer quotations or a variety of valuation techniques and methodologies. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker.

Real Estate Loans — The Fund currently holds a mezzanine loan. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Mezzanine loans are subordinate to a first mortgage or other senior debt. Investors in mezzanine loans are generally compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than the rights of foreclosure for first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the life of the investment. Realized gains and losses are calculated on the identified cost basis.

Share Class Accounting — The Fund’s investment income, expenses (other than class-specific expenses, such as distribution and servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Please refer to Note 6 for additional information on distribution and servicing fees allocated to certain share classes.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Statement of Cash Flows — Information on financial transactions which have been settled through the receipt or disbursement of cash or foreign cash is presented in the Consolidated Statement of Cash Flows. Cash and foreign cash include cash and foreign cash on hand at the Fund’s custodian bank and do not include any short-term investments. As of and for the six months ended June 30, 2023, the Fund had no restricted cash presented on the Consolidated Statement of Assets and Liabilities.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statement of Operations.

Income from Underlying Investments — Distributions made to the Fund by the underlying investments in which the Fund invests may take several forms. The Fund re-characterizes distributions received from the underlying investments based on information provided by the underlying investment into the following categories: dividend income, long-term capital gains, and return of capital.

Financing Costs — Financing costs related to the Fund’s credit agreements are recorded as a deferred charge and amortized through the maturity date of the respective credit agreement. For the six months ended June 30, 2023, the amortization of deferred financing costs totaled $1,274,136.

Organization Costs — Organization costs are expensed as incurred. Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. Organization costs will be reimbursed by the Adviser, subject to potential recoupment as described in Note 6.

Distributions to Stockholders — Distributions from net investment income of the Fund, if any, are paid on a monthly basis. Distributions to stockholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is comprised of return of capital and net investment income may be subsequently re-characterized to also include capital gains. Stockholders will be informed of the tax characteristics of the distributions after the close of the 2023 fiscal year.

Income Taxes — The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares of common stock, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to stockholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to stockholders. The Fund intends to make distributions to stockholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

Other Information — The Fund believes the estimates and assumptions underlying these consolidated financial statements are reasonable and supportable based on the information available as of June 30, 2023; however, uncertainty over the ultimate impact that significant domestic and macroeconomic events, such as ongoing inflationary pressures, high interest rates, uncertainty caused by recent U.S. bank failures, the war in Ukraine, and COVID will have on the global economy generally, and the Fund’s business in particular, makes any estimates and assumptions as of June 30, 2023 inherently less certain than they would be absent these impacts. Actual results may ultimately differ materially from those estimates.

Certain events particular to each real estate market in which the Fund’s existing investments conduct their operations, as well as general economic, political, and geographic conditions, may have a significant negative impact on the operations and profitability of the investments. Such events are beyond the Fund’s control and cannot be predicted with certainty.

3. Fair Value

The following table presents information about the Fund’s assets measured on a recurring basis as of June 30, 2023, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Assets

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Observable Inputs (Level 3)	Total

Investments:†
Investments in Private Real Estate Equity	$—	$—	$1,064,320,995	$1,064,320,995
Investments in Real Estate Loans	—	—	62,673,026	62,673,026
Commercial Mortgage-backed Securities	—	239,638,419	90,691,108	330,329,527

Total Investments	$—	$239,638,419	$1,217,685,129	$1,457,323,548

Derivatives:
Forward Foreign Currency Contracts	$—	$2,466,726	—	$2,466,726

†	See Consolidated Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Private Real Estate Equity	Investments in Real Estate Loans	Commercial Mortgage- backed Securities	Total
Balance as of December 31, 2022	$1,124,050,043	$64,239,714	$100,529,590	$1,288,819,347
Purchases	10,767,234	—	4,409,853	15,177,087
Sales	(1,071,326)	—	(14,279,666)	(15,350,992)
Realized loss	—	—	(325,709)	(325,709)
Accrued premiums/(discounts)	—	56,963	10,786	67,749
Net change in unrealized appreciation/(depreciation)	(69,424,956)	(1,623,651)	346,254	(70,702,353)

Balance as of June 30, 2023	$1,064,320,995	$62,673,026	$90,691,108	$1,217,685,129

Net change in unrealized appreciation/(depreciation) on investments held at June 30, 2023	$(69,424,956)	$(1,623,651)	$441,270	$(70,607,337)

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of certain material Level 3 investments.

	Fair Value at June 30, 2023	Valuation Technique	Unobservable Input(s)	Range of Values	Impact to Valuation from an Increase in Input
Investments in		Discounted	Discount Rate	4.25% - 7.25%	Decrease
Private Real Estate Equity	$1,064,320,995	Cash Flow	Exit Capitalization Rate	3.65% - 6.00%	Decrease
Investments in Real Estate Loans	$62,673,026	Yield Method	Credit Spread	8.10%	Decrease
Commercial Mortgage-backed Securities	$90,691,108	Yield Method	Credit Spread	5.70% - 11.00%	Decrease

4. Investments

Below is a summary of the latest available financial information for the Fund’s unconsolidated significant subsidiaries as of June 30, 2023. The values below represent a 100% share of the unconsolidated significant subsidiaries, including any portion not owned by the Fund. Each of the Fund’s significant subsidiaries is a real estate operating venture that uses historical cost based accounting whereby real properties are initially capitalized at cost and subject to a depreciation charge over time. As of June 30, 2023, the real estate properties reflected below at a gross carrying value of $3,399,624,213 on such depreciated historical cost basis were deemed to have an equivalent estimated fair value of $3,473,119,697 under the Fund’s valuation procedures.

The Fund values its share of net equity interests in these significant subsidiaries at fair value. At June 30, 2023, the estimated fair value of the Fund’s net equity interest in these significant subsidiaries was $1,064,320,995.

As of June 30, 2023
Balance Sheet:
Assets:
Real estate properties	$3,399,624,213
Cash	68,367,073
Other assets	220,097,883

Total assets	3,688,089,169

Liabilities and equity:
Financing secured by properties	2,627,773,594
Other liabilities	98,636,205

Total liabilities	2,726,409,799

Equity	961,679,370

Total liabilities and equity	$3,688,089,169

For the Six Months Ended June 30, 2023
Income Statement:
Revenue	$123,963,762
Expenses	(150,467,402)

Net income (loss)	$(26,503,640)

5. Forward foreign currency contracts

The Fund enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund’s primary risk related to hedging is the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 2023, the fair value of forward foreign currency contracts were assets of $2,466,726. This is located on the Consolidated Statement of Assets and Liabilities under Forward foreign currency contracts. For the six months ended June 30, 2023, the change in net unrealized appreciation on forward foreign currency contracts was $3,687,496. This is located on the Consolidated Statement of Operations under Forward foreign currency contracts. The primary risk exposure of forward foreign currency contracts is foreign exchange risk. For the six months ended June 30, 2023, the Fund’s average monthly market value of forward foreign currency contracts sold was $62,135,759.

6. Related Party Transactions

Investment Advisory Agreement — The Board approved the Advisory Agreement on July 29, 2020 and the Fund entered into the Advisory Agreement on May 18, 2021. The Board approved the continuation of the Advisory Agreement for an additional year on November 22, 2022. In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly management fee at the annual rate of 1.25% of the average daily value of the Fund’s net assets (the “Management Fee”) and a quarterly incentive fee at the annual rate of 12.5% of the Fund’s Portfolio Operating Income, as defined below.

“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income (as defined below) from the Fund’s real estate equity investments; plus (2) the Fund’s net investment income (or loss) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the incentive fee and distribution and servicing fees).

“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment writedowns on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

Under the Advisory Agreement and pursuant to exemptive relief received from the SEC, the Adviser may elect to receive all or a portion of its management and incentive fees in shares of the Fund’s common stock. For more information on the exemptive relief, refer to the Fund’s amended application for exemptive relief (File No. 812-15096-01), filed with the SEC on December 18, 2020.

During the six months ended June 30, 2023, the Adviser earned a Management Fee of $9,594,783 and an incentive fee of $3,635,149. During the six months ended June 30, 2023, the Fund issued 321,252 shares and 122,331 shares to an affiliate of the Adviser in lieu of Management Fees and incentive fees, respectively.

Expense Limitation Agreement — The Fund has entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) with the Adviser pursuant to which the Adviser waives its monthly Management Fee and/or pay, absorb or reimburse the Fund’s “Specified Expenses” (as defined below) to the extent necessary so that, for any fiscal year, the Fund’s Specified Expenses do not exceed a 0.50% of the average daily value of the Fund’s net assets. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the incentive fee, (iii) the servicing fee, (iv) the distribution fee, (v) property level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Adviser). The Fund has agreed to repay these amounts (“Reimbursement Payment”), when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the 36-month period after the Adviser waived or reimbursed such fees or expenses. The Expense Limitation Agreement will be in effect through April 30, 2024, but may be renewed by the mutual agreement of the Adviser and the Fund for successive terms.

For the six months ended June 30, 2023, the Adviser agreed to reimburse expenses of $816,856 incurred by the Fund pursuant to the Expense Limitation Agreement. The amounts are subject to recoupment within the 36-month period after the Adviser waived or reimbursed such fees or expenses. The Due from Adviser amount of $536,867 as of June 30, 2023 is related to amounts waived under the Expense Limitation Agreement to date by the Adviser on behalf of the Fund.

Administrator — KKR Fund Administration LLC (the “Administrator”) serves as the Fund’s administrator and accounting agent. The Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Fund bears all costs and expenses of its operations, administration and transactions, including the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its duties, including the allocable portion of the compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund. For the six months ended June 30, 2023, the Fund incurred $395,003 for these services.

The Bank of New York Mellon serves as sub-administrator to the Fund (the “Sub-Administrator”). Under the Sub-Administration Agreement, the Sub-Administrator maintains the Fund’s general ledger, assists in making certain regulatory filings for the Fund, and is responsible for calculating the net asset value of the Fund’s shares of common stock and generally managing the administrative affairs of the Fund. The Sub-Administrator also provides real estate administrative services to the Fund.

Distributor — Pursuant to a Distribution Agreement, KKR Capital Markets LLC (the “Distributor”), an affiliate of the Adviser, serves as distributor of the Fund’s shares. The Fund has adopted a distribution and service plan for Class U Shares, Class D Shares and Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the plan, the Fund compensates the Distributor for direct and indirect costs and expenses incurred in connection with shareholder servicing and advertising, marketing and other distribution services in an amount not to exceed 0.85% (0.60% Rule 12b-1 distribution fee and 0.25% shareholder service fee), for Class U and Class S Shares, and 0.25%, for Class D Shares, on an annualized basis of the average daily net assets of the respective class. On May 11, 2023, all outstanding Class D Shares were converted to Class I Shares. Class I Shares do not incur distribution or servicing fees.

Property Managers — The Fund and its real estate ventures have hired and expect in the future to hire third-party or affiliated property managers (who could also be joint venture partners for an investment) at prevailing market rates to perform management and specialized services for the Fund’s commercial real estate investments.

AIP — Alpha Industrial Properties (the “AIP Manager”) is an industrial property operating platform owned by another KKR-managed fund. The AIP Manager provides property management and asset management services to the industrial assets owned by the Fund’s unconsolidated subsidiaries for market based compensation on an arms’ length basis. The property management and asset management fees paid to the AIP Manager by the Fund’s unconsolidated subsidiaries totaled $512,841 for the six months ended June 30, 2023.

Drawbridge — Drawbridge Realty Management, LLC (“Drawbridge”) is a vertically integrated platform that manages high quality net lease office assets across the United States and provides property management services to the Fund’s unconsolidated subsidiaries for prime single tenant properties on an arms’ length basis. KKR has a majority ownership interest in Drawbridge and Drawbridge is controlled by a board of managers comprised of two KKR members and two non-KKR members. The property management fees paid to Drawbridge by the Fund’s unconsolidated subsidiaries totaled $376,929 for the six months ended June 30, 2023.

MCH — My Community Homes (“MCH”) provides certain management services to permit the institutional ownership of SFR homes which the Fund engages. MCH is a platform owned by another KKR-managed fund that was established to non-exclusively support the accumulation and management SFR homes on behalf of KKR-affiliated accounts, including the Fund’s unconsolidated subsidiaries. MCH does not charge fees to the KKR funds and accounts it manages homes on behalf of, and instead allocates a pro-rata share of its actual costs to those KKR funds and investments. Expenses are allocated between the applicable accounts based on homes under management, homes acquired in a given period, or other reasonable methods. For the six months ended June 30, 2023, expenses allocated to KREST totaled $1,227,258.

SLP — Strategic Lease Partners (“SLP”) was formed by KKR in 2021 as a platform for specific KKR real estate and credit funds to aggregate a diversified portfolio of net lease investments. The SLP platform targets a relatively broad range of properties across (i) manufacturing/food production, (ii) warehouse/logistics, (iii) specialized (lab, R&D, hybrid) and (iv) long-term office. It is contemplated that SLP could be engaged as the property manager for future long-leased industrial/manufacturing properties where relevant on the same market terms as the Fund currently engages the AIP Manager, discussed above.

GA — Global Atlantic (“GA”) is a U.S. retirement and life insurance company, with a broad range of investment products and access to a network of financial advisers and independent broker-dealers. KKR has a majority ownership stake in GA, which operates as a KKR subsidiary and standalone business. Global Atlantic Distributors, LLC, a subsidiary of GA, serves as a sub-distributor of the Fund and provides wholesaling distribution services for the Fund in the independent broker-dealer channel. There were no payments during the six months ended June 30, 2023.

Sentio — Sentio Investments, LLC (“Sentio”) is a vertically integrated platform owned by another KKR-managed fund that manages a national portfolio of senior housing communities. Sentio has been engaged to serve as property manager for the planned and future purchases of certain senior housing investments by the Fund.

K-STAR — K-STAR Asset Management LLC (“K-STAR”) is a real estate credit asset management and special servicing platform. K-STAR has been engaged to serve as special servicer of certain CMBS trusts where the Fund is the directing certificate holder, and has been appointed by the Fund to carry out the operational aspects of certain directly originated loans held by KREST. There were no payments during the six months ended June 30, 2023.

Debt Arrangement Fees — The Distributor provided debt arrangement services, including in connection with Fund financings and property level debt placements for certain of the Fund’s real estate ventures, resulting in aggregate fees of $60,321 in the six months ended June 30, 2023.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

7. Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended June 30, 2023 were as follows:

Investments
Purchases	$80,161,544
Sales	106,096,555

8. Fund Borrowings

In December 2022, the Fund entered into a Revolving Credit Facility (the “Credit Agreement”) with Barclays Bank PLC, Goldman Sachs Lending Partners LLC and Wells Fargo Bank N.A. in the amount of $250,000,000. The interest rate on Benchmark Advances under the Credit Agreement is the Secured Overnight Financing Rate (“SOFR”) plus applicable margin of (a) 3.05% for borrowings in U.S. dollars or (b) 3.00% for borrowings in currencies other than U.S dollars and Sterling. The Fund pays a non-usage fee equal to 0.35% per annum on the daily unused portion of the committed line. The Credit Agreement matures on December 15, 2023, subject to extension options. At June 30, 2023, the Fund had no borrowings outstanding under the Credit Agreement. Under the terms of the Credit Agreement, the Fund is subject to customary affirmative and negative covenants. As of June 30, 2023, the Fund was in compliance with all of its covenants.

With respect to these borrowings, during the six months ended June 30, 2023, the average dollar amount of borrowings on the days that the Fund had a loan outstanding was $21,280,000 at an average interest rate of 7.677%. Interest expense of $1,822,337 connection with these borrowings is included on the Consolidated Statement of Operations.

9. Distributions to Stockholders by Class

	Six Months Ended June 30, 2023(1) (Unaudited)		Year Ended December 31, 2022(2)
	Per Share	Amount	Per Share	Amount
Class I	$0.77	$12,713,905	$1.56	$21,305,196
Class U	0.65	22,626,574	1.30	33,506,730
Class D(3)	0.49	7,628	1.22	14,206
Class S(4)	0.65	2,024	0.39	892

Total		$35,350,131		$54,827,024

(1)	Stockholders will be informed of the tax characteristics of the distributions after the close of the 2023 fiscal year.
(2)

Taxed as a return of capital. The characterization of the amounts of dividends and distributions of net investment income are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

(3)	Class D Shares commenced operations on March 4, 2022. On May 11, 2023, all outstanding Class D Shares were converted to Class I Shares.
(4)	Class S Shares commenced operations on September 9, 2022.

10. Capital Stock Transactions

At June 30, 2023, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows for the periods indicated:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount

Class I
Shares issued	2,071,465	$61,935,967	5,990,031	$188,471,861
Share class exchanges(1)	13,474	405,567	34,686	1,026,361
Shares issued on reinvestment	86,997	2,596,183	76,356	2,386,142
Shares repurchased through tender offer	(1,977,518)	(60,367,842)	(787,714)	(24,265,524)

Net increase	194,418	$4,569,875	5,313,359	$167,618,840

Class U
Shares issued	2,019,840	$60,875,008	23,447,574	$736,983,690
Share class exchanges	—	—	(34,686)	(1,026,361)
Shares issued on reinvestment	408,434	12,190,945	544,870	17,056,456
Shares repurchased through tender offer	(3,226,349)	(98,452,968)	(611,816)	(19,323,710)

Net increase (decrease)	(798,075)	$(25,387,015)	23,345,942	$733,690,075

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount

Class D(2)
Shares issued	—	$—	14,229	$449,959
Share class exchanges	(13,474)	(405,567)	—	—
Shares issued on reinvestment	133	4,040	253	7,947
Shares repurchased through tender offer	(1,141)	(34,904)	—	—

Net increase (decrease)	(14,482)	$(436,431)	14,482	$457,906

Class S(3)
Shares issued	—	$—	3,084	$96,837
Shares issued on reinvestment	68	2,025	18	551

Net increase	68	$2,025	3,102	$97,388

(1)	On May 11, 2023, all outstanding Class D Shares were converted to Class I Shares.
(2)	Class D Shares commenced operations on March 4, 2022. On May 11, 2023, all outstanding Class D Shares were converted to Class I Shares.
(3)	Class S Shares commenced operations on September 9, 2022.

11. Tender Offers

On the commencement dates below, the Fund commenced tender offers for up to 5% of all of its outstanding shares of common stock subject to the right to purchase additional shares representing up to 2.0% of the Fund’s aggregate NAV without amending or extending the offer. The purchase prices of properly tendered Shares were equal to the net asset value per Share as of the close of the New York Stock Exchange trading session on the date the tender offer expired. The duly tendered Shares were not withdrawn.

Commencement Date	Expiration Date	Announcement Date	Share Class	Total Shares Tendered		Total Shares Repurchased		Purchase Price
December 17, 2021	January 19, 2022	January 20, 2022	Class I	347,881		347,881		$29.69
March 23, 2022	April 20, 2022	April 21, 2022	Class U	27,747		27,747		$32.21
			Class I	224,726		224,726		$31.99
June 21, 2022	July 20, 2022	July 22, 2022	Class U	173,746		173,746		$31.99
			Class I	215,107		215,107		$31.37
September 21, 2022	October 20, 2022	October 24, 2022	Class U	410,323		410,323		$31.37
			Class I	1,433,067		888,874		$30.45
December 14, 2022	January 13, 2023	January 18, 2023	Class U	2,765,918		1,715,588		$30.45
			Class I	1,471,439	(1)	1,088,644	(1)	$30.59
			Class U	2,037,012	(1)	1,510,761	(1)	$30.59
March 17, 2023	April 14, 2023	April 19, 2023	Class D	1,542	(1)	1,141	(1)	$30.59
			Class I	320,836		320,836		$28.85
June 7, 2023	July 7, 2023	July 12, 2023	Class U	2,506,627		2,506,627		$28.84

(1)

In May 2023, subsequent to the April 14, 2023 expiration date of the tender offer, the Fund’s transfer agent notified the Fund that the transfer agent had inadvertently failed to process a repurchase request that was submitted timely and in good order by a Fund stockholder. The Fund determined to accept the repurchase request and, as a result, the number of shares tendered and repurchased in connection with the tender offer, as reported in this semi-annual shareholder report on Form N-CSR, differs immaterially from the number of shares reported as tendered and repurchased in the Fund’s final amendment to Schedule TO reporting the results of the tender offer, filed on April 27, 2023.

12. Risk Considerations

An investment in the Fund, and the Fund’s investments, will be subject to the risks inherent in the ownership and operation of real estate and real estate-related businesses and assets, among other risks. These risks include, but are not limited to, those described below:

Private Commercial Real Estate Risk — Lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations. The Fund’s financial position and its ability to make distributions may also be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or interest during the bankruptcy proceeding. Furthermore, dealing with a tenants’ bankruptcy or other default may divert management’s attention and cause the Fund to incur substantial legal and other costs. The Fund’s investments in real estate will be pressured in challenging economic and rental market conditions. If the Fund is unable to re-let or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or re-letting are significantly lower than expected, or if the Fund’s reserves for these purposes prove inadequate, the Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions. The Fund may obtain only limited warranties when it purchases an equity investment in private commercial real estate. The purchase of properties with limited warranties increases the risk that the Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties. If any of these results occur, it may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

Prime Single Tenant Risk — The Fund depends on its tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of its tenants. Certain of the Fund’s investments in prime single tenant properties may be leased out to single tenants that the Adviser believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Fund’s business and financial results. As a result, such tenants may in the future be, required to suspend operations at the Fund’s properties for what could be an extended period of time. Further, if such tenants default under their leases, the Fund may not be able to promptly enter into a new lease or operating arrangement for such properties, rental rates or other terms under any new leases or operating arrangement may be less favorable than the terms of the current lease or operating arrangement or the Fund may be required to make capital improvements to such properties for a new tenant, any of which could adversely impact the Fund’s operating results.

Liquidity Risk — The Fund is designed primarily for long-term investors and an investment in the Fund’s common stock should be considered illiquid. The common stock is not currently listed for trading on any securities exchange. There is currently no public market for the common stock and none is expected to develop. Although the Fund may offer to repurchase common stock from stockholders, no assurance can be given that these repurchases will occur as contemplated or at all.

CMBS Risk — The Fund invests a significant amount of its assets in commercial mortgage-backed securities (“CMBS”), which are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. The Fund has historically invested a significant portion of its portfolio in CMBS.

Single Family Rental Market Risk — A portion of the Fund’s investment portfolio will consist of interests in private investment vehicles that own or otherwise have interests in single family rental properties that are professionally managed. The Fund may also have direct interests in single family rental properties or debt instruments or preferred equity securities providing exposure to such properties. Until recently, the single family rental business consisted primarily of private and individual investors in local markets and was managed individually or by small, non-institutional owners and property managers, many of which may have more specialized market knowledge than the Adviser. Entry into this market by large, well-capitalized investors is a relatively recent trend, so few peer funds or companies exist and none have yet established long-term track records that might assist the Adviser in predicting whether such business model and investment strategy can be implemented and sustained over an extended period of time. A downturn or slowdown in the rental demand for single family housing caused by adverse economic, regulatory, or environmental conditions, or other events may have an impact on the value of the Fund’s assets or operating results. There may be seasonal fluctuations in rental demand, with demand higher in the spring and summer than in the late fall and winter. Such seasonal fluctuations may impact the Fund’s performance. In addition to general, regional, national and international economic conditions, the Fund’s performance will be impacted by the economic conditions in the markets where the Fund holds single family assets. The Adviser may not be able to select these markets appropriately.

Leverage Risk — The Fund may use leverage in connection with its investments, including through property level leverage at the Fund’s real estate ventures. Leverage may result in greater volatility of the net asset value (“NAV”) of, and distributions on, the common stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of Preferred Stock, if any, are borne entirely by holders of common stock.

Risks Related to Recent Developments in the Banking Sector — Uncertainty caused by recent bank failures—and general concern regarding the financial health and outlook for other financial institutions—could have an overall negative effect on banking systems and financial markets generally. The recent developments could also have other implications for broader economic and monetary policy, including interest rate policy. There can be no assurances that conditions in the banking sector and in global financial markets will not worsen and/or adversely affect the Fund or one or more of its portfolio investments or its overall performance.

Risks Related to the Fund’s REIT Status — The Fund expects to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status.

Investment and Market Risk — An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. Investment in common stock represents an indirect investment in the assets owned by the Fund, and the value of these assets will fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. The Fund will be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates, trade barriers and international conflicts (such as Russia’s recent military invasion of Ukraine).

Inflation Risk — The value of both equity and debt investments, or income from investments (including rents on long-term leases) will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. Inflation creates uncertainty over the future real value (after inflation) of an investment. Additionally, there is a risk that market rents will continue to rise and rents on long-term leases will be locked in at below market rates. In the U.S., inflation has accelerated in recent months as a result of global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen following the COVID-19 pandemic, and other factors, and the U.S. Federal Reserve has tightened monetary policy in response.

Epidemics and Pandemics Risk — Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and the novel Coronavirus (“COVID-19”). The ongoing COVID-19 pandemic has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment have been and continued to be impacted by the pandemic, including adverse impacts on global supply chains and inflationary pressures. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, the global impact of the pandemic has evolved over time and will not be known for some time. Additionally, there is no guarantee that vaccines will continue to be effective against emerging variants of the disease. As this pandemic has illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. The operations of KKR (including those relating to the Fund) have been, and could continue to be, adversely impacted, including through quarantine measures and travel restrictions imposed on KKR personnel or service providers based or temporarily located in affected countries, or any related health issues of such personnel or service providers. Any of the foregoing events could materially and adversely affect the Fund’s ability to source, manage and divest its investments and its ability to fulfill its investment objectives. Similar consequences could arise with respect to other comparable infectious diseases.

Interest Rate Risk — The Fund’s investments will expose it to interest rate risk, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. If interest rates increase, so could the Fund’s interest costs for new debt, including variable rate debt obligations under any credit facility or other financing. This increased cost could make the financing of any development or acquisition more costly. Changes in interest rates may also affect certain of the Fund’s investments in traded real estate-related securities to the extent such debt does not float as a result of floors or otherwise. Factors that will affect market interest rates include, without limitation, inflation, deflation, slow or stagnant economic growth or recession, unemployment, money supply, governmental monetary policies, international disorders and instability in domestic and foreign financial markets.

LIBOR Risk — The Fund may pay interest under mortgages or credit facilities, and receive interest payments on certain of its real estate-related securities, based on the London Interbank Offered Rate (“LIBOR”), which is the subject of recent national, international and regulatory guidance and proposals for reform. Abandonment of, or modifications to, LIBOR may adversely affect interest expense related to borrowings under the Fund’s credit facilities and real estate-related investments. The Fund’s debt may include floating-rate loans for which the interest rates are tied to LIBOR and real estate-related investments with interest payments based on LIBOR. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Any benchmark may perform differently during any phase-out period than in the past. As such, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined, and any changes to benchmark interest rates could increase the Fund’s financing costs or decrease the income the Fund earns on its real estate debt investments, which could impact the Fund’s results of operations, cash flows and the market value of its investments. Although the transition process away from LIBOR has in recent months and years become increasingly well-defined, the transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

Illiquid Investment Risk — Many of the Fund’s investments will be illiquid, including the Fund’s private commercial real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. The Fund cannot predict whether it will be able to sell any asset for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

Non-U.S. Investment Risk — The Fund has in the past invested and may in the future continue to invest in real estate located outside of the United States and real estate debt issued in, and/or backed by real estate in, countries outside the United States, including Asia and Europe. Non-U.S. real estate and real estate-related investments involve certain factors not typically associated with investing in real estate and real estate-related investments in the U.S., including risks relating to (i) currency exchange matters; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (viii) different laws and regulations including differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign investors; (x) less publicly available information; (xi) obtaining or enforcing a court judgement abroad; (xii) restrictions on foreign investment in other jurisdictions; and (xiii) difficulties in effecting repatriation of capital.

For more information on these and other risks, refer to the Fund’s prospectus.

13. Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Fund did not have any reclassifications.

For the year ended December 31, 2022, the tax character of distributions paid by the Fund was $54,827,024 of return of capital.

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:

Accumulated net operating loss	$(25,732,771)
Net unrealized appreciation (depreciation)	68,803,873
Other book/tax temporary differences	72,835,587

Total Distributable Earnings	$115,906,689

At June 30, 2023, the federal tax basis, aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal tax cost	$1,334,944,134

Gross unrealized appreciation	$169,151,833
Gross unrealized depreciation	(46,772,419)

Net unrealized appreciation	$122,379,414

Taxable income amounts disclosed above are estimates based on the best available information as of the date of this report.

Adjusted Funds from Operations and Funds Available for Distribution (Unaudited)

We believe adjusted funds from operations (“AFFO”) is a meaningful non-GAAP supplemental measure of the operating results of the Fund and its investments excluding the impact of certain non-cash items. The Fund defines AFFO as the increase in net assets applicable to Common Stockholders from operations (calculated in accordance with GAAP), excluding (i) the change in net unrealized (appreciation) depreciation of investments, (ii) amortization premium (accretion of discount) on real estate securities, (iii) amortization of deferred origination fees on real estate loans, (iv) amortization of deferred financing costs, (v) management and incentive fees paid in shares of the Fund, (vi) realized (gains) losses, and (vii) stockholder specific expenses and including undistributed income attributable to the Fund’s unconsolidated subsidiaries. Stockholder specific expenses are included within Total Distributions, distribution and servicing fees to reflect that distributions paid on each of the Fund’s share class are generally reduced relative to the distributions paid to Class I stockholders by such amounts.

AFFO should not be considered to be more relevant or accurate than the GAAP methodology in evaluating our operating performance. In addition, AFFO should not be considered as alternatives to net investment income (loss) or increase (decrease) in net assets applicable to common stockholders from operations, or as indications of our performance, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, AFFO is not intended to be used as liquidity measures indicative of cash flow available to fund our cash needs, including our ability to make distributions to our stockholders.

For the Six Months Ended June 30, 2023
Increase (Decrease) in Net Assets Applicable to Common Stockholders from operations	$(42,414,593)
Adjustments to arrive at AFFO:
Change in net unrealized (appreciation) depreciation of investments	58,505,757
Amortization of premium (accretion of discount) on real estate securities	(119,339)
Amortization of deferred origination fees on real estate loans	(56,963)
Amortization of deferred financing costs	1,274,136
Non-cash management fees	9,594,783
Non-cash incentive fees	3,635,149
Realized (gain) loss on investments	1,046,696
Realized (gain) loss on foreign currency transactions	(2,277)
Distribution and servicing fees	4,438,075
Undistributed income attributable to non-consolidated joint ventures	4,169,984

AFFO attributable to Common Stockholders	40,071,408

Distributions to Common Stockholders	35,350,131
Distribution and servicing fees	4,438,075

Total Distributions, distribution and servicing fees	$39,788,206

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Fund’s Distribution Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to stockholders will automatically be reinvested in additional shares of common stock (“Shares”) by DST Asset Manager Solutions, Inc. (the “DRIP Administrator”) unless the stockholders elects to receive cash. A stockholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator via email at kkrcrmteam@dstsystems.com, by telephone at (855) 844-8655 or in writing to DST Asset Manager Solutions, Inc. at KKR Real Estate Select Trust, Inc., PO Box 219302, Kansas City, MO 64121-9302. Stockholders whose Shares are held in the name of a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. All distributions to stockholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, are paid by wire or check mailed directly to the record holder by or under the direction of the DRIP Administrator when the Fund’s board of directors declares a distribution.

The DRIP Administrator maintains all stockholder accounts in the DRIP and furnishes written confirmations of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant are held by the DRIP Administrator in non-certificated form in the name of the participant, and each stockholder’s proxy includes Shares purchased pursuant to the DRIP. The DRIP Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.

There is no charge to participants for reinvesting regular distributions and capital gains distributions; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. The fees of the DRIP Administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to Shares issued directly by us as a result of regular distributions or capital gains distributions payable either in Shares Stock or in cash.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. All correspondence or questions concerning the DRIP should be directed to DST Asset Manager Solutions, Inc.

For direct stockholders, if you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. Stockholders that invest through a financial intermediary should contact their financial intermediary directly.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable to the registrant.

(a)(4)	Not applicable to the registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) KKR Real Estate Select Trust Inc.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President
(principal executive officer)

Date August 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President
(principal executive officer)

Date August 23, 2023

By (Signature and Title)*	/s/ Megan Gaul
Megan Gaul, Chief Financial Officer, Chief
Accounting Officer and Treasurer
(principal financial officer)

Date August 23, 2023

* Print the name and title of each signing officer under his or her signature.